Exhibit 99.2

Digital Realty Trust, Inc.

Third Quarter 2005

Supplemental Operating and Financial Data

September 30, 2005

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc. Any offers to sell or solicitation to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

Digital Realty Trust, Inc.

Third Quarter 2005

This supplemental package contains forward-looking statements within the meaning of the federal securities laws. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: adverse economic or real estate developments in our markets or the technology industry; general and local economic conditions; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; our inability to manage growth effectively; our failure to obtain necessary outside financing; decreased rental rates or increased vacancy rates; difficulties in identifying properties to acquire and completing acquisitions; our failure to successfully operate acquired properties and operations; our failure to maintain our status as a REIT; possible adverse changes to tax laws; environmental uncertainties and risks related to natural disasters; financial market fluctuations; changes in foreign currency exchange rates; and changes in real estate and zoning laws and increases in real property tax rates. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2004 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Digital Realty Trust, Inc.

Third Quarter 2005

Corporate Information

Corporate Profile

Digital Realty Trust is firmly positioned at the crossroads of real estate and technology and focuses solely on the ownership of technology real estate:

•	We own and operate properties that are critical to the operations of our tenants;

•	As of September 30, 2005, our portfolio is primarily located in 15 major metropolitan areas in the United States and Amsterdam and London in Europe;

•	We concentrate on areas within the technology industry that we believe have growth potential. As such, we emphasize properties that provide the infrastructure for sectors such as corporate enterprise data centers, disaster recovery and business continuity, electronic commerce and the security of stored or transmitted electronic data.

As of September 30, 2005, our 38 property portfolio, totaling 7.9 million square feet excluding space held for development, consists mainly of highly improved properties containing specialized facilities that play a critical role in our tenants’ operations and in the delivery of services to their customers. We maintain a significant focus on Internet gateway and data center properties that are located at the junction of major high-speed data networks that deliver Internet, data, voice, video, wireless and satellite services.

Our tenant base includes media, communications and technology-based businesses, Internet enterprises and Fortune 1000 companies. Our tenants’ operations typically require specially designed and engineered facilities that maintain sophisticated security systems, robust and redundant power services, backup power systems, redundant air conditioning systems and advanced fire suppression systems.

Corporate Headquarters

560 Mission Street, Suite 2900
San Francisco, California 94105
Telephone:	(415) 738-6500
Facsimile:	(415) 738-6501
Web site:	www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson	Executive Chairman
Michael F. Foust	Chief Executive Officer
A. William Stein	Chief Financial Officer and Chief Investment Officer
Scott E. Peterson	Senior Vice President, Acquisitions
Christopher J. Crosby	Vice President, Sales

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please contact us at:

Web site: www.digitalrealtytrust.com (Go to Information Request in the Investor Relations section)

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

Digital Realty Trust, Inc.

Third Quarter 2005

Investor Information

Analyst Coverage

Credit Suisse First Boston	Merrill Lynch
Andrew Rosivach	Brian Legg
(212) 325-6205	(212) 449-1153

JMP Securities	RBC Capital Markets
William Marks	Jay Leupp
(415) 835-8944	(415) 633-8558

KeyBanc Capital Markets	SmithBarney Citigroup
Richard Moore	Jonathan Litt
(216) 443-2815	(212) 816-0231

Quarterly Reporting Schedule

Quarterly results will be announced according to the following anticipated schedule:

Third Quarter	November 10, 2005
Fourth Quarter and Year End	To be decided.

Stock Listing

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series A Preferred Stock:	DLRPA
Series B Preferred Stock:	DLRPB

Note that symbols may vary by stock quote provider.

Digital Realty Trust, Inc.

Third Quarter 2005

Stock Performance

The following summarizes recent activity of Digital Realty’s common stock (DLR):

	3rd Quarter 2005	2nd Quarter 2005	1st Quarter 2005
High Price *	$19.97	$17.49	$14.81
Low Price *	$16.80	$13.67	$12.50
Closing Price, end of period *	$18.00	$17.38	$14.37
Average daily trading volume *	260,942	94,248	94,884
Indicated dividend per share **	$0.975	$0.975	$0.975
Closing dividend yield, end of period	5.4%	5.6%	6.8%
Closing shares and units outstanding (thousands), end of period	58,826	52,943	52,943
Closing market value of shares and units outstanding (thousands), end of period	$1,058,870	$920,145	$760,787

The following summarizes recent activity of Digital Realty’s Series A preferred stock (DLRPA):

	3rd Quarter 2005	2nd Quarter 2005	2/9/05 to 3/31/05
High Price *	$26.60	$26.70	$26.63
Low Price *	$26.10	$25.85	$25.90
Closing Price, end of period *	$26.35	$25.97	$26.00
Indicated dividend per share **	$2.125	$2.125	$2.125
Closing dividend yield, end of period	8.1%	8.2%	8.2%
Closing shares outstanding (thousands), end of period	4,140	4,140	4,140
Closing market value of shares outstanding (thousands), end of period	$109,089	$107,516	$107,640

The following summarizes recent activity of Digital Realty’s Series B preferred stock (DLRPB):

7/26/05 to 9/30/05
High Price *	$25.55
Low Price *	$24.95
Closing Price, end of period *	$24.95
Indicated dividend per share **	$1.969
Closing dividend yield, end of period	7.9%
Closing shares outstanding (thousands), end of period	2,530
Closing market value of shares outstanding (thousands), end of period	$63,124

*	New York Stock Exchange trades only

**	On an annual basis

Digital Realty Trust, Inc.

Ownership Structure

As of September 30, 2005

Partner	# of Units (6)	% Ownership (1)
Digital Realty Trust, Inc.	27,304,691	46.4%
GI Partners, LLC	23,699,359	40.3%
Cambay Tele.com, LLC (7)	5,903,124	10.0%
Wave Exchange, LLC (7)	32,722	0.1%
Pacific-Bryan Partners, L.P. (8)	395,665	0.7%
Directors, Executive Officers and Others	1,490,561	2.5%

Total	58,826,122	100.0%

(1)	Excludes shares issuable with respect to stock options that have been granted but are not yet exercisable.

(2)	Reflects limited partnership interests held by our officers and directors in the form of vested long-term incentive units.

(3)	This property is held through a taxable REIT subsidiary.

(4)	This comprises three properties in Charlotte, North Carolina.

(5)	We indirectly own a 98% interest in a subsidiary that holds the fee simple interest in this property. An unrelated third party holds the remaining 2% interest in this subsidiary.

(6)	The total number of units includes 27,304,691 shares of common stock and 31,521,431 common units.

(7)	These third-party contributors received the units (along with cash and the operating partnership assuming debt) in exchange for their interests in 200 Paul Avenue, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities.

(8)	This third-party contributor received the units in exchange for a 10% minority interest in the Univison Tower property.

Digital Realty Trust, Inc.

Third Quarter 2005

Properties Acquired

For the three months ended September 30, 2005

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)	Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (1)	Major Tenant(s)
Charlotte 1	Charlotte, North Carolina	August 2005	$7.2	40,879	—	100.0%	Qwest Communications International, Inc.
Charlotte 2	Charlotte, North Carolina	August 2005	$4.7	18,717	10,501	100.0%	Verizon
Charlotte 3	Charlotte, North Carolina	August 2005	$5.3	12,151	13,242	85.8%	City of Charlotte
Amsterdam Data Center	Amsterdam, Netherlands	August 2005	$17.3	112,472	—	62.0%	Global Voice Networks
Printers’ Square	Chicago, Illinois	September 2005	$39.0	161,547	—	84.1%	MCI

			$73.5	345,766	23,743	79.7%

(1)	Excludes space held for redevelopment.

Digital Realty Trust, Inc.

Third Quarter 2005

Key Financial Data

(Dollars in thousands, except per share data)

	For the three months ended or as of
	9/30/2005		6/30/2005		3/31/2005		12/31/2004		9/30/2004	6/30/2004	3/31/2004
Shares and Units
Common Shares Outstanding	27,304,691		21,421,300		21,421,300		21,421,300		N/A	N/A	N/A
Common Units Outstanding	31,521,431		31,521,431		31,521,431		31,521,431		N/A	N/A	N/A

Total Shares and Operating Partnership Units	58,826,122		52,942,731		52,942,731		52,942,731		N/A	N/A	N/A

Market Capitalization
Market Value of Common Equity (1)	$1,058,870		$920,145		$760,787		$713,139		N/A	N/A	N/A
Stated Value of Preferred Equity	166,750		103,500		103,500		N/A		N/A	N/A	N/A
Total Debt	686,909		765,687		515,701		519,498		551,351	473,896	318,199

Total Market Capitalization	$1,912,529		$1,789,332		$1,379,988		$1,232,637		N/A	N/A	N/A

Total Debt/Total Market Capitalization	35.9%		42.8%		37.4%		42.1%		N/A	N/A	N/A
Selected Balance Sheet Data
Book Value of Real Estate Assets before Depreciation	1,173,332		1,099,699		889,803		818,392		675,204	602,805	433,123
Total Assets	1,454,222		1,368,256		1,099,727		1,013,287		822,189	731,237	513,968
Total Liabilities	792,538		856,617		579,393		584,229		593,699	509,684	346,545
Selected Operating Data
Revenue	56,556		49,663		39,643		36,205		29,346	22,800	18,770
Expenses (including interest expense)	50,507		42,189		34,748		51,774		25,959	19,806	15,263
Interest Expense	10,724		9,289		8,121		8,657		7,926	4,065	3,813
Net Income (Loss)	4,425		4,335		2,739		(5,359)		3,359	3,096	3,461
Net Income Available to Common Stockholders	1,326		2,136		1,468		—		—	—	—
Financial Ratios
EBITDA (2)	29,007		25,753		21,732		N/A		N/A	N/A	N/A
Adjusted EBITDA (2)	33,730		31,091		25,159		N/A		N/A	N/A	N/A
Cash interest expense (2)	9,947		8,086		7,416		N/A		N/A	N/A	N/A
Debt Service Coverage Ratio (2)	3.4		3.8		3.4		N/A		N/A	N/A	N/A
Fixed Charges (3)	15,019		12,266		10,525		N/A		N/A	N/A	N/A
Fixed Charge Coverage Ratio (3)	2.2		2.5		2.4		N/A		N/A	N/A	N/A
EPS, FFO and AFFO
Basic Net Income per share	$0.05		$0.10		$0.07		$(0.30	)(4)	N/A	N/A	N/A
Diluted Net Income per share	$0.05		$0.10		$0.07		$(0.30	)(4)	N/A	N/A	N/A
Diluted FFO per share (5)	$0.35		$0.37		$0.30		$(0.17)		N/A	N/A	N/A
Diluted AFFO per share (5)	$0.26		$0.31		$0.24		N/A		N/A	N/A	N/A
Dividends per share and common unit	$0.24		$0.24		$0.24		$0.16		N/A	N/A	N/A
Diluted FFO payout ratio (6)	70.1%		65.8%		81.3%		N/A		N/A	N/A	N/A
Portfolio Statistics
Properties	38		33		26		24		20	18	14
Net rentable square feet	7,864,760	(9)	7,791,110	(7)	6,303,226	(8)	5,652,700		4,796,996	4,252,058	2,989,266
Occupancy at end of quarter	93.2%	(9)	93.0%	(7)	88.9%	(8)	88.4%		89.4%	89.3%	88.8%

(1)	Assuming 100% conversion of the limited partnership units in the operating partnership into shares of our common stock.

(2)	EBITDA is calculated as earnings before interest, taxes and depreciation. Adjusted EBITDA is EBITDA adjusted for preferred dividends and minority interests. Debt service coverage ratio is calculated as adjusted EBITDA divided by cash interest expense. For a definition of cash interest expense, see page 15. For a discussion of Adjusted EBITDA and EBITDA, see page 24. For a quantitative reconciliation of the differences between EBITDA and Adjusted EBITDA and net income, see page 13.

(3)	Calculated as Adjusted EBITDA divided by fixed charges. For a definition of fixed charges, see page 15.

(4)	The net loss per common share - basic and diluted is for the period from November 3, 2004 to December 31, 2004. This may not be comparable future net income (loss) per common share since it includes the effect of various IPO-related charges.

(5)	For a definition and discussion of FFO and AFFO, see page 24. For a quantitative reconciliation of the differences between FFO and net income, see page 11. For a quantitative reconciliation of the differences between FFO and AFFO, see page 12.

(6)	Calculated as dividend declared per common share divided by FFO per common share - diluted.

(7)	Excludes 707,920 square feet of space held for redevelopment. See occupancy analysis on page 17 for a further description.

(8)	Excludes 107,503 square feet of space held for redevelopment.

(9)	Excludes 731,663 square feet of space held for redevelopment.

Note: The Predecessor is not a legal entity; rather it is a combination of certain of the real estate subsidiaries of Global Innovation Partners, LLC, a Delaware limited liability company (GI Partners) along with an allocation of certain assets, liabilities, revenues and expenses of GI Partners related to the real estate held by such subsidiaries. The financial statements presented are the consolidated financial statements of the Company. The financial statements presented for periods prior to November 3, 2004 are the combined financial statements of the Predecessor.

Digital Realty Trust, Inc.

Third Quarter 2005

Consolidated Balance Sheets

(in thousands, except share data)

	September 30, 2005	December 31, 2004
	(unaudited)
ASSETS
Investments in real estate
Land	$184,837	$129,112
Acquired ground lease	1,477	1,477
Buildings and improvements	867,168	613,058
Tenant improvements	119,850	74,745

Investments in real estate	1,173,332	818,392
Accumulated depreciation and amortization	(54,256)	(30,980)

Net investments in real estate	1,119,076	787,412
Cash and cash equivalents	7,070	4,557
Accounts and other receivables	5,994	3,051
Deferred rent	20,843	12,236
Acquired above market leases, net	50,001	43,947
Acquired in place lease value and deferred leasing costs, net	202,758	136,721
Deferred financing costs, net	8,032	8,236
Restricted cash	29,025	14,207
Other assets	11,423	2,920

Total Assets	$1,454,222	$1,013,287

LIABILITIES AND STOCKHOLDERS’ EQUITY
Notes payable under line of credit	$103,755	$44,000
Mortgage loans	561,154	453,498
Other secured loans	22,000	22,000
Accounts payable and other accrued liabilities	36,900	12,789
Accrued dividends and distributions	—	8,276
Acquired below market leases, net	58,155	37,390
Security deposits and prepaid rents	10,574	6,276

Total Liabilities	792,538	584,229

Commitments and contingencies	—	—
Minority interests in consolidated joint ventures	142	997
Minority interests in operating partnership	268,846	254,862
Stockholders’ equity:
Preferred Stock; $0.01 par value, 20,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, $103,500,000 liquidation preference ($25.00 per share), 4,140,000 issued and outstanding	99,297	—
Series B Cumulative Redeemable Preferred Stock, 7.875%, $63,250,000 liquidation preference ($25.00 per share), 2,530,000 issued and outstanding	60,517	—
Common Stock; $0.01 par value; 100,000,000 authorized, 27,304,691 and 21,421,300 shares issued and outstanding as of September 30, 2005 and December 31, 2004	273	214
Additional paid-in capital	252,416	182,411
Dividends in excess of earnings	(21,688)	(9,517)
Accumulated other comprehensive income, net	1,881	91

Total Stockholders’ Equity	392,696	173,199

Total Liabilities and Stockholders’ Equity	$1,454,222	$1,013,287

Digital Realty Trust, Inc.

Third Quarter 2005

Consolidated and Combined Statements of Operations

(unaudited and in thousands, except share data)

	Three Months Ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004		9/30/2004	6/30/2004	3/31/2004
Revenues
Rental	$45,065	$37,604	$32,691	$29,981		$24,666	$18,433	$16,028
Tenant reimbursements	11,040	8,113	6,520	6,174		4,658	2,669	2,728
Other	451	3,946	432	50		22	1,698	14

Total Revenues	56,556	49,663	39,643	36,205		29,346	22,800	18,770

Expenses
Rental property operating and maintenance	12,385	9,718	7,145	7,349		5,336	3,283	3,006
Property taxes	6,241	4,910	3,681	3,084		2,417	2,115	1,718
Insurance	770	530	599	696		617	321	241
Interest	10,724	9,289	8,121	8,657		7,926	4,065	3,813
Asset management fees to related party	—	—	—	266		797	796	796
Depreciation and amortization	16,957	14,328	12,143	10,576		8,604	6,711	5,507
General and administrative	3,324	2,453	2,413	20,774		86	65	92
Net loss from early extinguishment of debt	—	—	125	283		—	—	—
Other	106	961	521	89		176	2,450	90

Total Expenses	50,507	42,189	34,748	51,774		25,959	19,806	15,263

Income (loss) before minority interests	6,049	7,474	4,895	(15,569)		3,387	2,994	3,507
Minority interests in consolidated joint ventures	4	4	3	(4)		(28)	102	(46)
Minority interests in operating partnership	(1,628)	(3,143)	(2,159)	10,214		—	—	—

Net income (loss)	4,425	4,335	2,739	$(5,359)		$3,359	$3,096	$3,461

Dividends to preferred stockholders	(3,099)	(2,199)	(1,271)

Net income available to common stockholders	$1,326	$2,136	$1,468

Net income (loss) per common share - basic and diluted	$0.05	$0.10	$0.07	$(0.30	) (1)
Weighted-average shares outstanding - basic	25,704,721	21,421,300	21,421,300	20,770,875
Weighted-average shares outstanding - diluted	26,004,324	21,584,913	21,535,485	20,770,875
Weighted-average fully diluted shares and units	57,525,755	53,106,344	53,056,916	52,942,731

(1)	The net loss per common share - basic and diluted is for the period from November 3, 2004 to December 31, 2004. This may not be comparable future net income (loss) per common share since it includes the effect of various IPO-related charges.

Digital Realty Trust, Inc.

Third Quarter 2005

Funds From Operations

(unaudited and in thousands, except share data)

	Three Months Ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004		9/30/2004	6/30/2004	3/31/2004
Reconciliation of net income (loss) available to common stockholders to funds from operations:
Net income (loss) available to common stockholders	$1,326	$2,136	$1,468	$(5,359)		$3,359	$3,096	$3,461
Adjustments:
Minority interests in operating partnership	1,628	3,143	2,159	(10,214)		—	—	—
Real estate related depreciation and amortization	16,929	14,318	12,143	10,576		8,604	6,711	5,507

Funds from operations available to common stockholders and unitholders (FFO)	$19,883	$19,597	$15,770	$(4,997)		$11,963	$9,807	$8,968

FFO per share - basic and diluted	$0.35	$0.37	$0.30	$(0.17	)(1)	N/A	N/A	N/A

Weighted-average shares outstanding - basic	57,226	52,943	52,943	52,943		N/A	N/A	N/A
Weighted-average shares outstanding - diluted	57,526	53,106	53,057	52,943		N/A	N/A	N/A

(1)	The FFO per share - basic and diluted is for the period from November 3, 2004 to December 31, 2004. This may not be comparable future net income (loss) per common share since it includes the effect of various IPO-related charges.

Note: For a definition and discussion of FFO, see page 24.

Digital Realty Trust, Inc.

Third Quarter 2005

Adjusted Funds From Operations

(unaudited and in thousands)

	Three Months Ended
	9/30/2005	6/30/2005	3/31/2005
Reconciliation of funds from operations (FFO) to adjusted funds from operations (AFFO):
Funds from operations available to common stockholders and unitholders (FFO)	$19,883	$19,597	$15,770
Adjustments:
Non real estate depreciation	28	10	—
Amortization of deferred financing costs	790	707	675
Non cash compensation	50	44	52
Loss from early extinguishment of debt	—	—	125
Straight line rents	(3,815)	(2,483)	(2,553)
Above and below market rent amortization	(416)	(230)	(439)
Capitalized leasing payroll	(549)	(127)	—
Recurring capital expenditures and tenant improvements	(240)	(732)	(519)
Capitalized leasing commissions	(757)	(579)	(180)

Adjusted Funds from operations available to common stockholders and unitholders (AFFO)	$14,974	$16,207	$12,931

Note: For a definition and discussion of AFFO, see page 24. For a reconciliation of net income (loss) available to common stockholders to FFO, see page 11.

Digital Realty Trust, Inc.

Third Quarter 2005

Reconciliation of Earnings Before Interest Taxes and Depreciation and Amortization

	Three Months Ended
	9/30/2005	6/30/2005	3/31/2005
Reconciliation of net income available to common stockholders to earnings before interest, taxes and depreciation and amortization (EBITDA) and Adjusted EBITDA(1)
Net income available to common stockholders	$1,326	$2,136	$1,468
Add: Interest	10,724	9,289	8,121
Depreciation and amortization	16,957	14,328	12,143

EBITDA	29,007	25,753	21,732
Minority interests	1,624	3,139	2,156
Dividends to preferred stockholders	3,099	2,199	1,271

Adjusted EBITDA	$33,730	$31,091	$25,159

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 24.

Digital Realty Trust, Inc.

Third Quarter 2005

Capital Structure

As of September 30, 2005

Consolidated Debt

(in thousands)

September 30, 2005
Mortgage and Other Secured Loans Payable	$583,154
Unsecured Credit Facility	103,755

Total Debt	$686,909

Equity

(in thousands)

	Shares Outstanding	Total Liquidation Preference
Preferred Stock	6,670	$166,750

	Shares & Units Outstanding	Market Value (1)
Common Stock	27,304.7	$491,484
Operating Partnership Units	31,521.4	567,386

Total Common Equity	58,826.1	$1,058,870

Total Market Capitalization		$1,912,529

(1)	Value based on September 30, 2005 closing price of $18.00.

Digital Realty Trust, Inc.

Third Quarter 2005

Consolidated Debt Analysis

(in thousands)

	Maturity Date	Principal Balance as of September 30, 2005	% of Debt	Interest Rate as of September 30, 2005
Floating Rate Debt
Carrier Center-Mortgage	November 11, 2007(1)	$25,633	3.7%	8.11%
Maxtor Manufacturing Facility-Mortgage	December 31, 2006(2)	17,646	2.6%	5.56%
Ardenwood Corporate Park, NTT/Verio Premier Data Center, VarTec Building-Mezzanine	August 9, 2006(3)	22,000	3.2%	9.61%
Unsecured Credit Facility	November 3, 2007	103,755	15.1%	5.49%

Total Unhedged Floating Rate Debt		169,034	24.6%
Fixed Rate Debt
Secured Term Debt	November 11, 2014	153,413	22.3%	5.65%
Lakeside Technology Center	June 9, 2008(2)	100,000	14.6%	6.06	% (4)
Univision Tower-Mortgage	November 6, 2009	57,463	8.4%	6.04%
200 Paul Avenue-Mortgage	July 1, 2006(2)	45,315	6.6%	6.89	% (4)
Ardenwood Corporate Park, NTT/Verio Premier Data Center, VarTec Building-Mortgage	August 9, 2006(3)	43,000	6.2%	5.45	% (4)
Stanford Place II-Mortgage	January 10, 2009	26,000	3.8%	5.14%
Camperdown House-Mortgage	October 31, 2009	24,591	3.6%	6.85%
Granite Tower-Mortgage	January 1, 2009	21,285	3.1%	5.27	% (4)
100 Technology Center Drive-Mortgage	April 1, 2009	20,000	2.9%	5.77	% (4)
MAPP Building-Mortgage	March 1, 2032	9,700	1.4%	7.62%
Charlotte Internet Gateway-Mortgage	July 1, 2020	6,080	0.9%	7.82%
AT&T Web Hosting Facility-Mortgage	December 1, 2006(2)	8,775	1.3%	5.92	% (4)

Total Fixed Rate Debt		515,622	75.1%
Loan premium—MAPP Building and Charlotte Internet Gateway		2,253	0.3%

Total Consolidated Debt		$686,909	100.0%

Weighted average cost of debt (including interest rate swaps)				5.99%

(1)	A one-year extension option is available.

(2)	Two one-year extensions are available.

(3)	A 13-month extension and a one-year extension are available.

(4)	Mortgage loans subject to interest rate swap agreements. The interest rates on the mortgage loans, adjusted for the interest rate swap agreements are as follows:

Lakeside Technology Center	6.23%
200 Paul Avenue-Mortgage	6.21%
Ardenwood Corporate Park, NTT/Verio Premier Data Center, VarTec Building-Mortgage	4.84%
Granite Tower-Mortgage	4.95%
100 Technology Center Drive-Mortgage	5.52%
AT&T Web Hosting Facility-Mortgage	5.18%

Credit Facility

(in thousands)

	Maximum Available	Available as of September 30, 2005	Drawn
Unsecured Credit Facility	$210,000	$101,000	$103,755

Financial Ratios

EBITDA	29,007
Adjusted EBITDA	33,730
Total interest expense per income statement	10,724
Less amortization of deferred financing fees and change in accrued interest	777

Cash interest expense (a)	9,947
Debt service coverage ratio based on GAAP interest expense (b)	3.1
Debt service coverage ratio based on cash interest expense (b)	3.4
Scheduled debt principal payments and preferred dividends	5,072
Total fixed charges	15,019
Fixed charge coverage ratio based on GAAP interest expense (c)	2.1
Fixed charge coverage ratio based on cash interest expense (c)	2.2
Debt to total market capitalization (d)	35.9%
Debt plus preferred stock to total market capitalization (e)	44.6%
Pretax income to interest expense (f)	1.6

(a)	Cash interest expense relates to interest less amortized deferred financing fees. We consider cash interest expense to be a useful measure of interest as it does not include non-cash based interest expense.

(b)	Adjusted EBITDA divided by interest expense.

(c)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per a above and scheduled debt principal payments and preferred dividends.

(d)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the conversion of operating partnership units into shares of our common stock.

(e)	Same as (d), except numerator includes preferred stock.

(f)	Calculated as income before minority interest and interest divided by interest expense.

Digital Realty Trust, Inc.

Third Quarter 2005

Debt Maturities

(in thousands)

Property	Remainder of 2005	2006	2007	2008	2009	Thereafter	Total
Secured Term Debt (1)	496	2,029	2,149	2,252	2,408	144,079	153,413
Lakeside Technology Center (2)	—	652	1,371	97,977	—	—	100,000
Univision Tower-Mortgage	181	703	747	784	55,048	—	57,463
200 Paul Avenue-Mortgage (2)	498	44,817	—	—	—	—	45,315
Ardenwood Corporate Park, NTT/Verio Premier Data Center, VarTec Building-Mortgage (3)	—	43,000	—	—	—	—	43,000
Stanford Place II-Mortgage	—	—	—	—	26,000	—	26,000
Carrier Center-Mortgage (4)	110	442	25,081	—	—	—	25,633
Camperdown House-Mortgage	500	2,086	2,233	2,389	17,383	—	24,591
Ardenwood Corporate Park, NTT/Verio Premier Data Center, VarTec Building-Mezzanine (3)	—	22,000	—	—	—	—	22,000
Granite Tower-Mortgage	135	540	540	540	19,530	—	21,285
100 Technology Center Drive-Mortgage	—	—	—	—	20,000	—	20,000
Maxtor Manufacturing Facility-Mortgage (2)	212	17,434	—	—	—	—	17,646
MAPP Building-Mortgage	26	105	114	121	132	9,202	9,700
Charlotte	38	160	174	189	205	5,314	6,080
AT&T Web Hosting Facility-Mortgage (2)	—	8,775	—	—	—	—	8,775
Unsecured Credit Facility	—	—	103,755	—	—	—	103,755

Total	2,196	142,743	136,164	104,252	140,706	158,595	684,656

The debt secured by our properties at September 30, 2005 had a weighted average term to initial maturity of approximately 4.3 years (approximately 5.2 years assuming exercise of extension options).

(1)	This amount represents six mortgage loans secured by the Company’s interests in 36 Northeast Second Street, Brea Data Center, Comverse Technology Building, Hudson Corporate Center, Siemens Building, and Webb at LBJ. Each of these loans are cross-collateralized by the six properties.

(2)	Two one-year extensions are available.

(3)	A 13-month extension and a one-year extension are available.

(4)	A one-year extension option is available.

Note: Above amounts assume no exercise of extensions and total excludes $2,253,000 of Loan Premiums.

Digital Realty Trust, Inc.

Third Quarter 2005

Occupancy Analysis

As of September 30, 2005

			Net Rentable Square Feet			Occupancy					Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area		Redevelopment Space	Annualized Rent ($000)(1)	As of 9/30/05 (2)	As of 6/30/05		As of 3/31/05		Property Type	Total Portfolio	Property Type	Total Portfolio
Telecommunications Infrastructure
Lakeside Technology Center	May 2005	Chicago	870,183	263,208	$18,497	92.2%	82.6	(2)%	N/A	%	30.2%	11.1	28.8%	12.4%
200 Paul Avenue	Nov. 2004	San Francisco	494,608	37,630	12,112	93.8	93.7		83.4		17.2	6.3	18.8	8.1
Univision Tower	Jan. 2002	Dallas	457,217	19,890	8,255	80.9	83.8		79.9		15.9	5.8	12.9	5.4
Carrier Center	May 2004	Los Angeles	430,759	59,319	7,436	83.0	82.3		79.7		15.0	5.5	11.6	5.0
Camperdown House	July 2002	London, UK	63,233	—	3,929	100.0	100.0		100.0		2.2	0.8	6.1	2.6
1100 Space Park Drive	Nov. 2004	Silicon Valley	82,409	85,542	3,523	94.9	94.9		46.6		2.9	1.0	5.5	2.4
36 Northeast Second Street	Jan. 2002	Miami	162,140	—	3,151	81.2	81.2		81.2		5.6	2.1	4.9	2.1
Burbank Data Center	Dec. 2004	Los Angeles	82,911	—	1,414	100.0	100.0		100.0		2.9	1.1	2.2	0.9
Charlotte 1	Aug. 2005	Charlotte	40,879	—	1,007	100.0	N/A		N/A		1.4	0.5	1.6	0.7
Charlotte 2	Aug. 2005	Charlotte	18,717	10,501	437	100.0	N/A		N/A		0.7	0.2	0.7	0.3
Charlotte 3	Aug. 2005	Charlotte	12,151	13,242	224	85.8	N/A		N/A		0.4	0.2	0.3	0.1
Printers’ Square	Sept. 2005	Chicago	161,547	—	4,224	84.1	N/A		N/A		5.6	2.1	6.6	2.8

			2,876,754	489,332	64,209	88.8	86.1		80.9		100.0	36.7	100.0	42.8
Information Technology Infrastructure
833 Chestnut Street	March 2005	Philadelphia	536,318	118,440	7,187	91.3	93.3	(2)	91.5		18.0	6.8	14.0	4.8
Hudson Corporate Center	Nov. 2002	New York	311,950	—	6,867	87.4	87.4		87.4		10.5	4.0	13.3	4.6
Savvis Data Center 1	May 2004	Silicon Valley	300,000	—	5,760	100.0	100.0		100.0		10.0	3.8	11.2	3.8
Webb at LBJ	Aug. 2004	Dallas	365,648	—	4,734	90.5	90.5		90.6		12.3	4.7	9.2	3.2
AboveNet Data Center	Sept. 2004	Silicon Valley	187,334	—	4,616	98.5	95.7		96.2		6.3	2.4	9.0	3.1
NTT/Verio Premier Data Center	Dec. 2002	Silicon Valley	130,752	—	3,932	100.0	100.0		100.0		4.4	1.7	7.6	2.6
Savvis Data Center 2	June 2005	Silicon Valley	167,932	—	3,028	100.0	100.0		N/A		5.6	2.1	5.9	2.0
Savvis Data Center 3	June 2005	Los Angeles	113,606	—	2,048	100.0	100.0		N/A		3.8	1.4	4.0	1.4
Savvis Data Center 4	June 2005	Silicon Valley	103,940	—	1,874	100.0	100.0		N/A		3.5	1.3	3.6	1.3
Savvis Data Center 5	June 2005	Silicon Valley	90,139	—	1,625	100.0	100.0		N/A		3.0	1.1	3.2	1.1
Amsterdam Data Center	Aug. 2005	Amsterdam, Netherlands	112,472	—	1,688	62.0	N/A		N/A		3.8	1.4	3.3	1.1
Ameriquest	June 2005	Denver	82,229	—	1,521	100.0	100.0		N/A		2.8	1.0	3.0	1.0
eBay Data Center	Oct. 2004	Sacramento	62,957	—	1,480	100.0	100.0		100.0		2.1	0.8	2.9	1.0
VarTec Building	Jan. 2003	Dallas	135,250	—	1,352	100.0	100.0		100.0		4.5	1.7	2.6	0.9
MAPP Building	March 2005	Minneapolis/St. Paul	88,134	—	1,340	100.0	100.0		100.0		2.9	1.1	2.6	0.9
Brea Data Center	Aug. 2003	Los Angeles	68,807	—	1,228	100.0	100.0		100.0		2.3	0.9	2.4	0.8
AT&T Web Hosting Facility	June 2003	Atlanta	126,300	123,891	1,138	100.0	100.0		50.5		4.2	1.6	2.2	0.8

			2,983,768	242,331	51,418	94.4	95.9		89.1		100.0	37.8	100.0	34.4
Technology Manufacturing
Ardenwood Corporate Park	Jan. 2003	Silicon Valley	307,657	—	7,899	100.0	100.0		100.0		50.9	3.9	57.2	5.3
Maxtor Manufacturing Facility	Sept. 2003	Silicon Valley	183,050	—	3,371	100.0	100.0		100.0		30.3	2.3	24.4	2.3
ASM Lithography Training Facility	May 2003	Phoenix	113,405	—	2,549	100.0	100.0		100.0		18.8	1.4	18.4	1.7

			604,112	—	13,819	100.0	100.0		100.0		100.0	7.6	100.0	9.3
Technology Office/Corporate Headquarters
Comverse Technology Building	June 2004	Boston	386,956	—	5,989	100.0	100.0		100.0		27.6	4.9	29.6	4.0
Stanford Place II	Sept. 2003	Denver	366,184	—	3,300	89.8	91.9		88.4		26.2	4.7	16.3	2.2
100 Technology Center Drive	Feb. 2004	Boston	197,000	—	3,743	100.0	100.0		100.0		14.1	2.5	18.5	2.5
Granite Tower	Sept. 2003	Dallas	240,065	—	3,437	94.3	94.3		94.6		17.1	3.1	17.0	2.3
Siemens Building	April 2004	Dallas	125,538	—	2,263	100.0	100.0		100.0		9.0	1.6	11.1	1.5
Savvis Office Building	June 2005	Silicon Valley	84,383	—	1,521	100.0	100.0		N/A		6.0	1.1	7.5	1.0

			1,400,126	—	20,263	96.4	96.9		95.8		100.0	17.9	100.0	13.5

Portfolio Total/Weighted Average			7,864,760	731,663	$149,699	93.2%	93.0%		88.9%		100.0%	100.0%	100.0%	100.0%

(1)	Annualized rent represents the annualized monthly contractual rent under existing leases as of September 30, 2005. This amount reflects total base rent before any one-time or non-recurring rent abatements, but after annually recurring rent credits and is shown on a net basis; thus, for any tenant under a partial gross lease, the expense stop, or under a full gross lease, the current year operating expenses (which may be estimates as of such date), are subtracted from gross rent.

(2)	The September 30, 2005 occupancy excludes the redevelopment space on the column above. At June 30, 2005 the Lakeside Technology Center excluded 263,208 of vacant space held for redevelopment. At June 30, 2005 and March 31, 2005 the 833 Chestnut property included approximately 118,440 and 107,563 square feet of vacant space held for redevelopment, respectively. We completed a review of space held for development in the quarter ended September 30, 2005. As a result of this review we have restated occupancy percentages at June 30, 2005 to reflect the space held for development; prior to the completion of our review, the June 30, 2005 occupancy was previously reported as 89.7%. We have not restated any occupancy statistics for March 31, 2005 and earlier periods. This will cause occupancy statistics for March 31, 2005 to not be comparable to occupancy statistics for June 30, 2005 and September 30, 2005.

Digital Realty Trust, Inc.

Third Quarter 2005

Major Tenants

As of September 30, 2005

Tenant		Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent ($000)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months
1	Savvis Communications	9	1,119,401	14.2%	$22,594	15.1%	129
2	Qwest Communications International, Inc.	10	655,494	8.3%	17,271	11.5%	115
3	Verio Inc. (2)	2	238,051	3.0%	6,484	4.3%	84
4	Comverse Network Systems	1	367,033	4.7%	5,690	3.8%	65
5	Equinix, Inc.	2	335,318	4.3%	5,340	3.6%	116
6	Abgenix	1	131,386	1.7%	5,114	3.4%	67
7	AboveNet	4	154,215	2.0%	4,306	2.9%	155
8	Leslie & Godwin (3)	1	63,233	0.8%	3,929	2.6%	51
9	Stone & Webster, Inc.	1	197,000	2.5%	3,743	2.5%	90
10	Maxtor Corporation	1	183,050	2.3%	3,371	2.3%	72
11	XO Communications, Inc.	6	98,878	1.3%	2,910	1.9%	112
12	SBC Communications	1	141,663	1.8%	2,774	1.9%	62
13	Tycom Networks, Inc.	1	59,289	0.8%	2,721	1.8%	134
14	Thomas Jefferson University	1	179,659	2.3%	2,595	1.7%	60
15	ASML Training Center	1	113,405	1.4%	2,549	1.7%	137

	Total/Weighted Average		4,037,075	51.3%	$91,391	61.0%	105

(1)	Occupied square footage is defined as leases that have started on or before September 30, 2005.

(2)	Verio is a wholly-owned subsidiary of Nippon Telegraph & Telephone.

(3)	Leslie & Godwin is a United Kingdom subsidiary of AON Corporation.

Digital Realty Trust, Inc.

Third Quarter 2005

Lease Expirations

As of September 30, 2005

Year	Number of Leases Expiring	Square Footage of Expiring Leases	Percentage of Net Rentable Square Feet	Annualized Rent ($000)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration ($000)
Available		538,329	6.8%	$—	0.0%
2005	22	37,546	0.5%	608	0.4%	$16.19	$21.15	$794
2006	43	207,504	2.6%	3,175	2.1%	15.30	16.30	3,383
2007	38	151,909	1.9%	3,176	2.1%	20.91	23.67	3,595
2008	51	289,067	3.7%	5,654	3.8%	19.56	20.94	6,054
2009	70	499,877	6.4%	11,645	7.8%	23.30	26.03	13,010
2010	65	990,770	12.6%	21,151	14.1%	21.35	20.97	20,781
2011	42	1,156,911	14.7%	24,437	16.3%	21.12	24.16	27,948
2012	11	134,748	1.7%	2,655	1.8%	19.70	23.01	3,100
2013	19	643,239	8.2%	10,533	7.0%	16.37	18.15	11,674
2014	22	546,019	7.0%	9,399	6.3%	17.21	21.99	12,005
Thereafter	64	2,668,841	33.9%	57,266	38.3%	21.46	30.78	82,158

Portfolio Total /Weighted Average	447	7,864,760	100.0%	$149,699	100.0%	$19.03	$23.46	$184,502

Digital Realty Trust, Inc.

Third Quarter 2005

Lease Distribution

As of September 30, 2005

Square Feet Under Lease	Number of Leases	Percentage of All Leases	Total Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Annualized Rent ($000)	Percentage of Annualized Rent
Available			538,329	6.8%	$—	0.0%
2,500 or less	232	51.9%	131,261	1.7%	5,794	3.9%
2,501 - 10,000	85	19.0%	451,843	5.8%	10,364	6.9%
10,001 - 20,000	44	9.8%	646,915	8.2%	13,435	9.0%
20,001 - 40,000	37	8.3%	1,012,419	12.9%	15,494	10.4%
40,001 - 100,000	29	6.5%	1,929,161	24.5%	44,243	29.6%
Greater than 100,000	20	4.5%	3,154,832	40.1%	60,369	40.2%

Portfolio Total	447	100.0%	7,864,760	100.0%	$149,699	100.0%

Digital Realty Trust, Inc.

Third Quarter 2005

Leasing Activity

As of September 30, 2005

	For the Three Months Ended September 30, 2005	% Leased
Occupied Square Feet as of June 30, 2005	6,990,457	89.7%
Q3 2005 Acquisitions:
Charlotte 1	40,879
Charlotte 2	18,717
Charlotte 3	10,428
Amsterdam Data Center	69,685
Printers’ Square	135,799

Occupied Square Feet including Q3 2005 Acquisitions	7,265,965	92.4%
Expirations	(15,951)	(0.2%)
New Leases	8,410	0.1%
Renewals	8,109	0.1%
Expansions/Remeasurements (1)	64,074	0.8%
Terminations	(4,176)	0.0%

Occupied Square Feet as of September 30, 2005	7,326,431	93.2%

Cash Rent Growth (2)
Expiring Rate per Square Foot		$21.29
New / Renewed Rate per Square Foot		$53.74
Percentage Increase		152.5%

GAAP Rent Growth (3)
Expiring Rate per Square Foot		$26.14
New / Renewed Rate per Square Foot		$60.64
Percentage Increase		132.0%

Weighted Average Lease Term - New (in months)		79
Weighted Average Lease Term - Renewal (in months)		62

(1)	Represents remeasuring of building to BOMA standards.

(3)	Represents the difference between (i) initial contractual rents on new and renewed leases and (ii) the cash rents on expiring leases immediately prior to the expiration or termination.

(3)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.

Digital Realty Trust, Inc.

Third Quarter 2005

Tenant Improvements and Leasing Commissions

As of September 30, 2005

	Three Months Ended			Full Year
	9/30/2005	6/30/2005	3/31/2005	2004	2003	2002
Renewals (1)
Number of renewals	3	1	3	4	10	5
Square Feet	8,109	4,517	12,295	19,079	78,172	28,418
Tenant improvement costs per square foot (2)	$9.67	$20.00	$3.93	$15.06	$1.83	$4.12
Leasing commission costs per square foot (2)	2.48	6.24	9.11	6.78	6.09	5.08
Total tenant improvement and leasing commission costs per square foot	$12.15	$26.24	$13.04	$21.84	$7.92	$9.20

New Leases (3)
Number of leases	23	18	6	34	18	4
Square Feet	8,410	41,967	15,762	220,868	229,211	34,794
Tenant improvement costs per square foot (2)	$32.86	$5.10	$13.01	$14.55	$2.27	$14.34
Leasing commission costs per square foot (2)	21.38	8.58	4.54	10.08	12.55	12.37
Total tenant improvement and leasing commission costs per square foot	$54.24	$13.68	$17.55	$24.63	$14.82	$26.71

Total (4)
Number of leases/renewals	26	19	9	38	28	9
Square Feet	16,519	46,484	28,057	239,947	307,383	63,212
Tenant improvement costs per square foot (2)	$21.47	$6.55	$9.03	$14.59	$2.16	$9.75
Leasing commission costs per square foot (2)	12.10	8.35	6.54	9.82	10.91	9.09
Total tenant improvement and leasing commission costs per square foot	$33.58	$14.90	$15.57	$24.41	$13.07	$18.84

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	We have acquired several properties in the past which may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 17.

Digital Realty Trust, Inc.

Third Quarter 2005

Historical Capital Expenditures

As of September 30, 2005

	Three Months Ended			Full Year
	9/30/2005	6/30/2005	3/31/2005	2004	2003	2002
Recurring capital expenditures (1) (2)	$240,025	$91,049	$266,974	$711,998	$388,636	$208,758
Non-recurring capital expenditures (2)	$1,766,579	$1,604,007	$1,352,219	$2,168,837	$765,587	$430,183
Total square feet at period end	7,864,760	7,791,110	6,303,226	5,652,700	2,792,266	1,145,182
Recurring capital expenditures per square foot	$0.03	$0.01	$0.04	$0.13	$0.14	$0.18
Non-recurring capital expenditures per square foot	$0.22	$0.21	$0.21	$0.38	$0.27	$0.38

(1)	Recurring capital expenditures represents non-incremental building improvements required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.

(2)	We have acquired several properties in the past which may make a period over period comparison difficult. For a list of the acquisition dates of our properties see page 17.

Digital Realty Trust, Inc.

Third Quarter 2005

MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES

Funds from Operations:

We calculate Funds from Operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.

Adjusted Funds From Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs (iii) noncash compensation (iv) loss from early extinguishment of debt (v) straight line rents (vi) fair value of lease revenue amortization (vii) capitalized leasing payroll (viii) recurring tenant improvements and (ix) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allows investors to view our performance without the impact or noncash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and minority interests. Adjusted EBITDA is EBITDA excluding minority interests and preferred stock dividends. In addition, we believe EBITDA and adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA.